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                                                                    EXHIBIT 10.1

                   PRIVATE SECURITIES SUBSCRIPTION AGREEMENT

                    THE L.L. KNICKERBOCKER CO., INC./[BUYER]

                                                                          [DATE]

          THIS PRIVATE SECURITIES SUBSCRIPTION AGREEMENT (hereinafter the "Agreement") has been executed by the undersigned in connection with the sale in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), of certain Debentures (hereinafter the "Debentures"), convertible into shares of common stock (hereinafter the "Shares") of The L.L. Knickerbocker Co., Inc. (KNIC), 30055 Comercio, Rancho Santa Margarita, CA, 92688, a corporation organized under the laws of California (hereinafter "SELLER") to [BUYER], located at [BUYER STREET ADDRESS], [BUYER CITY/STATE/ZIP], [BUYER COUNTRY], a corporation organized under the laws of [INCORP LOC] (hereinafter "BUYER"). SELLER and BUYER (hereinafter collectively the "parties") each hereby represents, warrants and agrees as follows:

          1.  AGREEMENT TO SUBSCRIBE; PURCHASE PRICE

              (i) SELLER and BUYER are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission under the Securities Act; and

              (ii) BUYER hereby subscribes for [PURCHASE AMOUNT] U.S. principal amount of Debentures, convertible into Shares in accordance with the terms set forth in the form of Debenture attached as Exhibit A to this Agreement.

              (iii) BUYER shall pay the purchase price by delivering same day funds in United States Dollars to an escrow agent or as otherwise agreed between the parties, to be delivered to the order of SELLER upon delivery of the Debentures.

          2.  BUYER'S REPRESENTATIONS AND AGREEMENTS

          Buyer represents, warrants and agrees as follows:

              (i) BUYER understands that neither the Debentures nor the Shares have been registered under the Securities Act, or any other applicable securities law, and, accordingly, none of such securities may be offered, sold, transferred, pledged, hypothecated or otherwise disposed of unless registered pursuant to, or in a transaction exempt from registration under, the Securities Act and any other applicable securities law;
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              (ii) BUYER is an "accredited investor" within the meaning of Rule
     501(a)(1), (2), (3), or (7) of Regulation D (an "Accredited Investor") that is acquiring the Debentures and the Shares either for its own account or as a fiduciary or agent for one or more institutional accounts as to which it exercises sole discretion, each of which is an Accredited Investor. BUYER has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Debentures and the Shares. BUYER has had a reasonable opportunity to ask questions of and receive answers from SELLER concerning SELLER and the offering of the Debentures. BUYER is not subscribing for the Debentures as a result of or pursuant to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio. BUYER is aware that it (or such institutional account) may be required to bear the economic risk of an investment in the Debentures for an indefinite period, and it (or such institutional account) is able to bear such risk for an indefinite period;

              (iii) BUYER is acquiring the Debentures and the Shares for its own account or for one or more institutional accounts as described in Paragraph 2(ii) hereof, in each case for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof (subject to any requirement of law that the disposition of its property or the property of such institutional account or accounts remain within its or their control). BUYER agrees on its own behalf and on behalf of any such institutional account for which it is acquiring the Debentures and the Shares to offer, sell or otherwise transfer any such securities only to Accredited Investors (subject to any requirement of law that the disposition of its property or the property of such institutional account or accounts remain within its or their control) in conformity with the Securities Act and any other applicable securities law and with the restrictions on transfer set forth on the certificate(s) evidencing the Debentures or the Shares. BUYER acknowledges that each certificate evidencing the Debentures shall bear a legend substantially to the effect of the foregoing paragraphs 2(i) and 2(ii) and this paragraph 2(iii). Such legend shall be in substantially the following form:

          "NEITHER THESE SECURITIES NOR ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE
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          REGISTERED UNDER THE 1933 ACT OR THE LAWS OF APPLICABLE STATES OR SUCH
          OFFER, SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION."

               Upon conversion of the Debentures, SELLER shall issue a Common Stock certificate without such legend to the holder of such shares if (a) such Shares are sold pursuant to an effective registration statement under the Securities Act or (b) such holder provides SELLER with an opinion of counsel reasonably acceptable to SELLER to the effect that a public sale or a transfer of such security may be made without registration under the Securities Act or (c) such holder provides SELLER with reasonable assurances that such security can be sold free of any volume limitations pursuant to Rule 144 under the Securities Act (or a successor thereto).

               (iv) BUYER acknowledges that SELLER or any transfer agent of SELLER shall register the transfer or exchange of any of the Shares only upon receipt of the certificate(s) evidencing such Shares with the transfer notice set forth thereon appropriately completed and upon receipt in writing from the transferee or the recipient of such Shares in such transfer or exchange (as the case may be) of a certificate setting forth the representations in Paragraph 2 hereof;

               (v) If BUYER is acquiring any Debentures or Shares as fiduciary or agent for one or more institutional accounts, BUYER represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such institutional account;

               (vi) BUYER acknowledges that SELLER and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and further agrees that if, prior to the closing, any of such acknowledgments, representations and agreements made by BUYER are no longer accurate, BUYER will promptly notify SELLER;

               (vii) Buyer has received all information necessary to make an informed business decision with respect to an investment in the Debentures, including but not limited to SELLER'S latest Form 10-K, all Forms 10-Q and 8-K filed thereafter, and Proxy Statement for its latest fiscal year, and the use of proceeds and risk factors, prepared by SELLER, which are attached hereto as Exhibit 1;

               (viii) This Agreement has been duly authorized, validly executed, and delivered on behalf of BUYER and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to
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     bankruptcy or other laws affecting the enforcement of creditors' rights generally; and

               (ix) BUYER has not engaged and agrees not to engage in any short sales of the Company's common stock prior to the date the Debentures become convertible, except to the extent that any such short sale is fully covered by shares of common stock of the Company other than the Shares purchased pursuant to this Agreement.

          3.  SELLER'S REPRESENTATIONS AND AGREEMENTS

          SELLER represents, warrants and agrees as follows:

               (i) SELLER has not conducted any general solicitation or general advertising (as defined in Regulation D) with respect to any of its securities;

               (ii) The Debentures or the Shares when issued and delivered will be duly and validly authorized and issued, and with respect to the Shares, fully-paid and nonassessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of SELLER with respect to the Debentures or the Shares;

               (iii) This Agreement has been duly authorized, validly executed and delivered on behalf of SELLER and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

               (iv) The execution and delivery of this Agreement and the consummation of the issuance of the Debentures and the Shares and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by SELLER of any of the terms or provisions of, or constitute a default under, the articles of incorporation (or charter) or bylaws of SELLER, or any indenture, mortgage, deed of trust or other material agreement or instrument to which SELLER is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over SELLER or any of its properties or assets;

               (v) No authorization, approval or consent of or filing with any federal, state or local governmental body of the United States is legally
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     required for the issuance and sale of the Debentures or the Shares as contemplated by this Agreement;

               (vi) The information provided by or on behalf of SELLER to BUYER and referred to in Section 2(vii) of this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are made, not misleading. Since December 31, 1995, there has been no material adverse development in the business, properties, operations, financial condition or results of operations of SELLER, except as disclosed in the documents referred to in Section 2(vii) hereof.

               (vii) SELLER will issue one or more certificates representing the Debentures in the name of BUYER in such denominations to be specified by BUYER prior to closing. The Debentures will bear the restrictive legend specified in Section 2(iii) of this Agreement. SELLER further warrants that no instructions other than these instructions and stop transfer instructions to give effect to Section 2(i) hereof will be given to the transfer agent and also warrants that the Shares shall otherwise be transferable on the books and records of SELLER as and to the extent provided in this Agreement, subject to compliance with Federal and State securities laws. Following registration of the Shares, SELLER agrees to furnish new instructions to the transfer agent advising them of registration and instructing them to issue the Shares without a legend. Nothing in this Section shall affect in any way BUYER'S obligations and agreement to comply with all applicable securities laws upon resale of the Shares.

          4. THIRD PARTY BENEFICIARY. The parties acknowledge and agree that Shoreline Pacific, the Institutional Division of Financial West Group ("Shoreline Pacific"), shall be deemed a third party beneficiary of SELLER'S agreements and representations set forth in this Agreement, entitled to enforce the terms thereof, and to indemnification for any damages resulting to Shoreline Pacific from any actual or threatened breach thereof by SELLER, both in Shoreline Pacific's personal capacity and, should Shoreline Pacific so elect, on behalf of BUYER.

          5. CLOSING. Debentures shall be delivered to BUYER and the funds therefor shall be delivered to SELLER on [CLOSING DATE] (the "Closing") or at such time to be mutually agreed.

          6.  CONDITIONS TO CLOSING

               (i) BUYER understands that SELLER'S obligation to sell the Debentures is conditioned upon delivery into escrow or otherwise as agreed between BUYER and SELLER by BUYER of the amount set forth in Paragraph 1 hereof.
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          (ii) SELLER understands that BUYER'S obligation to purchase the
      Debentures is conditioned upon delivery of certificate(s) representing Debentures as described in Paragraph 1(ii) hereto and provision of an opinion of counsel confirming the matters set out in Section 3(ii), (iii),
      (iv) and (v) above.

          (iii) SELLER understands that BUYER'S obligation to purchase the Debentures is conditioned upon SELLER and BUYER entering into a Registration Rights Agreement substantially in the form of Annex I hereto.

          7. GOVERNING LAW; INTERPRETATION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to rules governing the conflict of laws. Facsimile signatures of this agreement shall be binding on all parties hereto.

          IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

                              Official Signatory of BUYER:

                               [BUYER]

                              BY:
                                 ----------------------------
                                 [BUYER SIGN]
                                 [BUYER SIGN TITLE]

                              Official Signatory of SELLER:

                              THE L.L. KNICKERBOCKER CO., INC.

                              BY:
                                 ---------------------------
                                  Louis L. Knickerbocker
                                  President